UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 07, 2026

FibroBiologics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41934	86-3329066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9350 Kirby Drive, Suite 300
Houston, Texas		77054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 281 671-5150

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	FBLG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 7, 2026, FibroBiologics, Inc. (the “Company”) entered into a securities purchase agreement (the “SPA”) with Peak One Opportunity Fund, L.P. (“Peak One”), pursuant to which the Company agreed to issue to Peak One, in a private placement offering (the “Offering”) upon the satisfaction of certain conditions specified in the SPA, a convertible debenture in the principal amount of $1,200,000 (the “Debenture”) and 125,000 restricted shares (the “Commitment Shares”) of the Company’s common stock, par value $0.00001 per share (the “common stock”).

The Offering closed on October 8, 2026, and the Company issued the Debenture to Peak One and the Commitment Shares to Peak One and Peak One’s designee as described in the SPA. The Debenture was sold to Peak One for a purchase price of $1,020,000, representing an original issue discount of fifteen percent (15%). In connection with the offering, the Company paid $20,000 as a non-accountable fee to Peak One to cover its accounting fees, legal fees and other transactional costs incurred in connection with the transactions contemplated by the SPA and issued the Commitment Shares to Peak One and its designee as described in the SPA.

The Debenture matures on October 8, 2027, accrues interest on the outstanding principal balance at an annual rate equal to 0%, and is only convertible following an Event of Default at a fixed conversion price equal to $0.78 per share. Upon an Event of Default, the holder of the Debenture can increase the interest rate applicable to the Debenture to the lesser of eighteen percent (18%) per annum and the maximum interest rate allowable under applicable law and accelerate the full indebtedness under the Debenture, in an amount equal to one hundred twenty percent (120%) of the outstanding principal amount and accrued and unpaid interest.

Pursuant to the terms of the Debenture, (i) the Company must make interim payments of $1,080,000 on April 8, 2027, $60,000 on July 8, 2027, and $60,000 (or the remaining balance, if higher) at maturity; (ii) at the sole discretion of the holder of the Debenture, the Company agreed to use 50% of cash proceeds it receives of more than $1,500,000, in the aggregate, from any source or series of related or unrelated sources, including but not limited to the issuance of equity or debt, the conversion of outstanding warrants of the Company or subsidiary of the Company, the issuance of securities pursuant to an Equity Line of Credit (as defined in this Debenture) or ATM Offering (as defined in the Debenture), or the sale of assets by the Company or subsidiary of the Company, to repay outstanding amounts owed under the Debenture; and (iii) the Company agreed, subject to limited exceptions, not to enter into a Variable Rate Transaction (as defined in the SPA) while the Debenture remains outstanding.

The Company can redeem the Debenture at 100% of the principal amount at any time so long as no Event of Default shall have occurred and be continuing.

Under the applicable rules of The Nasdaq Stock Market LLC and pursuant to the SPA and the Debenture, in no event may the Company issue or sell shares of common stock in excess of 1,671,094 shares (the “Exchange Cap”) pursuant to the SPA and the Debenture, unless the Company obtains stockholder approval to issue shares of common stock in excess of the Exchange Cap.

In addition, the Company may not issue or sell any shares of common stock under the SPA or under the Debenture, which, when aggregated with all other shares of common stock then beneficially owned by the holder and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Regulation 13D-G thereunder) would result in the holder and its affiliates beneficially owning more than 4.99% of the then-outstanding shares of common stock.

The SPA contains customary representations, warranties and agreements by the Company and Peak One, and customary conditions to closing. The representations, warranties and agreements contained in the SPA were made only for purposes of the SPA and as of a specific date, were solely for the benefit of the parties to the SPA, and may be subject to limitations agreed upon by the contracting parties.

The foregoing descriptions of the SPA and the Debenture do not purport to be complete and are qualified in their entirety by reference to the full text of the SPA and Debenture attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K relating to the Offering, the issuance of shares of common stock pursuant to the SPA and the Debenture, including the Commitment Shares, and to the issuance of the Debenture is incorporated by reference herein in its entirety. The offer and sale of shares of common stock and the issuance of the Debenture pursuant to the SPA was and will be made in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as

amended, and Rule 506(b) of Regulation D promulgated thereunder. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The maximum number of shares of common stock of the Company that may be issued through the conversion of the Debenture is 1,671,094 shares.

Item 9.01 Financial Statements and Exhibits.

10.1 Securities Purchase Agreement, dated October 7, 2026, between FibroBiologics, Inc. and Peak One Opportunity Fund, L.P.

10.2 Convertible Debenture, dated October 8, 2026

Exhibit 104 Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FibroBiologics, Inc.

Date:	October 8, 2026	By:	/s/ Pete O'Heeron
Name: Pete O'Heeron Title: Chief Executive Officer